General Offices

1111 West Jefferson Street
P.O. Box 50
Boise, Idaho 83728-0001
208/384-6161
Fax:  208/384-7298



March 27, 1997



Dear Shareholder:

As a Boise Cascade shareholder, you recently received the company's 1997 proxy statement and proxy voting card. In that proxy statement, we noted that the United Food and Commercial Workers Union, Local 99 (the "UFCW") had informed the company that it intended to appear at our annual meeting to present an advisory proposal to declassify our board of directors.

It now appears that the UFCW, which owns 42 shares of Boise Cascade common stock, will also solicit proxies from Boise Cascade shareholders in support of its advisory proposal. On behalf of your board of directors, I strongly urge you not to sign any proxy that may be sent to you by the UFCW. Enclosed with this letter is an amended Boise Cascade proxy ballot. Using this ballot, you are able to vote on all proposals being presented at the annual meeting, including the UFCW proposal.
I urge you to use this card to vote against the UFCW proposal, against the proposal regarding reincorporation, and for the election of all directors and appointment of Arthur Andersen as independent accountants.

The UFCW has explained its reasons for presenting its advisory proposal to shareholders. In brief, the UFCW represents employees in the Arizona retail food industry and is currently negotiating a labor contract over one Albertson's supermarket. As part of this negotiation, the UFCW is presenting shareholder proposals to Boise Cascade and other companies whose directors are in some way affiliated with Albertson's.

I believe it is entirely inappropriate for the UFCW to seek to gain negotiating leverage in its dealings with Albertson's through the use of the Boise Cascade proxy process. Moreover, I believe it is an abuse of the proxy process, and potentially confusing to shareholders, for the UFCW to have undertaken its solicitations without previously submitting its proposal to shareholders within the established schedule that your company has maintained for shareholder proposals.

More than half of other Fortune 500 companies currently have a classified or staggered board. Boise Cascade, itself, has had a classified board since 1985, when this governance structure was approved by its shareholders. We believe there are important advantages that accompany a classified board. First, a classified board provides needed continuity as directors retire from or are added to the board. With a classified board, the majority of directors will always have had prior experience as directors of Boise Cascade. Second, in the event that the company were confronted with proposed takeover efforts or other extraordinary transactions, the stability provided by a classified board would give directors additional time to consider appropriate alternatives to such proposals, and to act in what it believes to be the best interest of all shareholders, including responding to circumstances created by demands or actions of a minority stockholder or stockholder group.

If you have already submitted the proxy card previously furnished by Boise Cascade, which does not include the UFCW proposal (proposal 4), the company will exercise its discretionary authority to vote AGAINST the UFCW proposal. If you wish to specify the manner in which your shares are to be voted on the UFCW proposal, you should mark, date, sign, and submit the revised proxy card included with this letter. Submission of a later dated proxy card will revoke any previous proxy card you may have submitted. In any event, we ask that you not return any proxy card sent by the UFCW.

The UFCW advisory shareholder proposal will be approved if the votes for the proposal exceed the votes against the proposal. Abstentions will not be counted as votes for or against the proposal. Nevertheless, even if the proposal were approved, actual declassification of the board of directors would require a formal amendment to the company's Certificate of Incorporation and approval by 80% of the company's outstanding voting shares.

If you have any questions or need assistance in voting your shares, please call Vince Hannity, Vice President, Corporate
Communications and Investor Relations, at 208/384-6390.

Thank you for your assistance and support.

Sincerely,



George J. Harad

Enclosure

[LOGO] BOISE CASCADE CORPORATION o 1111 W. Jefferson Street (83702),
                                   P.O. Box 50,
                                   Boise, Idaho 83728-0001
PROXY        ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 1997
--------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints George J. Harad, John W. Holleran, and
A. James Balkins III as proxies, each with the power to appoint his substitute. The proxies are appointed to represent and to vote all the shares of Boise Cascade Corporation stock beneficially owned by the undersigned on February 25, 1997, at the annual meeting of shareholders to be held on April 18, 1997, and any adjournment thereof. The proxies are appointed with all the powers the undersigned would possess if personally present to vote upon matters noted below, as well as with discretionary authority to vote upon such other matters as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED
BELOW AND FOR PROPOSAL 2.

1.  Election of Directors:  Philip J. Carroll     George J. Harad
                            Donald S. Macdonald   Gary G. Michael
                            Jane E. Shaw          Edson W. Spencer

    [  ]  FOR all nominees (except as may be indicated)
    [  ]  WITHHOLD AUTHORITY for all nominees
    [  ]  WITHHOLD AUTHORITY for the following nominees(s) only:
          write name(s)___________________________________________

2. Appointment of Arthur Andersen LLP as independent accountants for 1997.

    [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

3.  Shareholder proposal to change state of incorporation.

    [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN

4.  Shareholder proposal to declassify Board of Directors.

    [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN

THIS PROXY WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF YOU SIGN AND RETURN THE CARD BUT DO NOT VOTE ON ALL OF THESE MATTERS, THEN PROPOSALS 1 AND 2, IF UNMARKED, WILL RECEIVE FOR VOTES AND PROPOSALS 3 AND 4, IF UNMARKED, WILL RECEIVE AGAINST VOTES.

This card provides voting authority for all beneficial holdings of Boise Cascade Corporation shares, including depositary shares representing ownership of Series G preferred stock.

Please sign exactly as the name appears below and date this card. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, give full title as such. When signing as a corporation, sign in full corporate name by an authorized officer. When signing as a partnership, sign in partnership name by an authorized person.

                         _________________________  ___________
                         Signature of Shareholder   Date

                         _________________________  ___________
                         Signature of Shareholder   Date

[LOGO] BOISE CASCADE CORPORATION o 1111 W. Jefferson Street (83702),
                                   P.O. Box 50,
                                   Boise, Idaho 83728-0001
PROXY AND VOTING
INSTRUCTION CARD      ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 1997
--------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSAL 2.

1.  Election of Directors:  Philip J. Carroll     George J. Harad
                            Donald S. Macdonald   Gary G. Michael
                            Jane E. Shaw          Edson W. Spencer

    [  ]  FOR all nominees (except as may be indicated)
    [  ]  WITHHOLD AUTHORITY for all nominees
    [  ]  WITHHOLD AUTHORITY for the following nominees(s) only:
          write name(s)_____________________________________________

2. Appointment of Arthur Andersen LLP as independent accountants for 1997.

    [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3 AND 4.

3.  Shareholder proposal to change state of incorporation.

    [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN

4.  Shareholder proposal to declassify Board of Directors.

    [  ]  FOR      [  ]  AGAINST     [  ]  ABSTAIN


                         _________________________  ___________
                         Signature of Shareholder   Date

                         _________________________  ___________
                         Signature of Shareholder   Date

                         Shareholder(s) must sign as name(s)
                         appear in account registration printed
                         to the left.

                         (Instructions on Reverse Side)

PROXY AND VOTING INSTRUCTION CARD       BOISE CASCADE CORPORATION
                                   ANNUAL MEETING OF SHAREHOLDERS
                                                   APRIL 18, 1997

THIS PROXY AND THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS.

The undersigned appoints George J. Harad, John W. Holleran, and
A. James Balkins III as proxies, each with the power to appoint his substitute. The proxies are appointed to represent and to vote all the shares of Boise Cascade Corporation stock beneficially held of record by the undersigned on February 25, 1997, at the annual meeting of shareholders to be held on April 18, 1997, and any adjournment thereof. The proxies are appointed with all the powers the undersigned would possess if personally present to vote upon matters noted herein, as well as with discretionary authority to vote upon such other matters as may properly come before the meeting. This card also provides voting instructions to the Trustee for shares subject to the undersigned's voting instructions in employee savings plans and for depositary shares representing ownership of Series G stock.

This proxy will be voted according to your instructions. If you sign and return the card but do not vote on all of these matters, then proposals 1 and 2, if unmarked, will receive FOR votes and proposals 3 and 4, if unmarked, will receive AGAINST votes.

                      (To be SIGNED on other side)

                ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 1997

                                     PROXY

                                    FOR THE

                     CONVERSION PREFERRED STOCK, SERIES G

      BOISE CASCADE CORPORATION   o   1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise Idaho 83728-0001
________________________________________________________________

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints George J. Harad, John W. Holleran, and
A. James Balkins III as proxies, each with the power to appoint his substitute. The proxies are appointed to represent and to vote all the shares of Boise Cascade Corporation stock held of record by the undersigned on February 25, 1997, at the annual meeting of shareholders to be held on April 18, 1997, and any adjournments thereof. The proxies are appointed with all the powers the undersigned would possess if personally present to vote upon matters noted below, as well as with discretionary authority to vote upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR all nominees listed below and FOR proposal 2.

 1.  Election of Directors:  Philip J. Carroll    Gary G. Michael
                             George J. Harad      Jane E. Shaw
                             Donald S. Macdonald  Edson W. Spencer

     FOR: ________ shares

     WITHHOLD AUTHORITY: ________ shares

     WITHHOLD AUTHORITY for the following nominee(s) only

     Philip J. Carroll             ____________ Shares

     George J. Harad               ____________ Shares

     Donald S. Macdonald           ____________ Shares

     Gary G. Michael               ____________ Shares

     Jane E. Shaw                  ____________ Shares

     Edson W. Spencer              ____________ Shares

 2. Appointment of Arthur Andersen LLP as independent accountants for 1997.

     SHARES FOR:       SHARES AGAINST:     SHARES ABSTAINING:
     ___________       ______________      _______________

The Board of Directors recommends a vote AGAINST proposals 3 and 4.

 3.  Shareholder proposal to change state of incorporation.

     SHARES FOR:       SHARES AGAINST:     SHARES ABSTAINING:
     ___________       ______________      _______________

 4.  Shareholder proposal to declassify Board of Directors.

     SHARES FOR:       SHARES AGAINST:     SHARES ABSTAINING:
     ___________       ______________      _______________

This proxy will be voted according to your instructions. In order for your votes to be counted, you must vote on each proposal as instructed by the independent tabulator, sign, and return the proxy.

This proxy provides voting authority for all holdings of Boise
Cascade Corporation Conversion Preferred Stock, Series G.

Please sign exactly as name appears below. When signing as an attorney, executor, administrator, trustee, or guardian, give full title as such. When signing as a corporation, sign in full corporate name by an authorized officer.

MELLON SECURITIES TRUST COMPANY OF NEW YORK,        862,500 Shares
depositary for the Boise Cascade Corporation
Conversion Preferred Stock, Series G.




Date:  April ___, 1997


Signature of Shareholder _____________________________________



Forward this form to Corporate Election Services,
P.O. Box 1150, Pittsburgh, PA 15230-9954

                ANNUAL MEETING OF SHAREHOLDERS, APRIL 18, 1997

                                     PROXY

                                    FOR THE

                     CONVERTIBLE PREFERRED STOCK, SERIES D

      BOISE CASCADE CORPORATION   o   1111 West Jefferson Street
                                      P.O. Box 50
                                      Boise Idaho 83728-0001
_________________________________________________________________

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints George J. Harad, John W. Holleran, and
A. James Balkins III as proxies, each with the power to appoint his substitute. The proxies are appointed to represent and to vote all the shares of Boise Cascade Corporation stock held of record by the undersigned on February 25, 1997, at the annual meeting of shareholders to be held on April 18, 1997, and any adjournments thereof. The proxies are appointed with all the powers the undersigned would possess if personally present to vote upon matters noted below, as well as with discretionary authority to vote upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote FOR all nominees listed below and FOR proposal 2.

 1.  Election of Directors:  Philip J. Carroll     Gary G. Michael
                             George J. Harad       Jane E. Shaw
                             Donald S. Macdonald   Edson W. Spencer

     FOR: ________ shares

     WITHHOLD AUTHORITY: ________ shares

     WITHHOLD AUTHORITY for the following nominee(s) only

     Philip J. Carroll             ____________ Shares

     George J. Harad               ____________ Shares

     Donald S. Macdonald           ____________ Shares

     Gary G. Michael               ____________ Shares

     Jane E. Shaw                  ____________ Shares

     Edson W. Spencer              ____________ Shares

 2. Appointment of Arthur Andersen LLP as independent accountants for 1997.

     SHARES FOR:       SHARES AGAINST:     SHARES ABSTAINING:
     ___________       ______________      _______________

The Board of Directors recommends a vote AGAINST proposals 3 and 4.

 3   Shareholder proposal to change state of incorporation.

     SHARES FOR:       SHARES AGAINST:     SHARES ABSTAINING:
     ___________       ______________      _______________

 4.  Shareholder proposal to declassify Board of Directors.

     SHARES FOR:       SHARES AGAINST:     SHARES ABSTAINING:
     ___________       ______________      _______________

This proxy will be voted according to your instructions. If you sign and return the card but do not vote on all these matters, then proposals 1 and 2, if unmarked, will receive FOR votes and proposals 3 and 4, if unmarked, will receive AGAINST votes. You, as trustee, must sign and return this proxy for the Plan shares to be counted.

This proxy provides voting authority for all holdings of Boise
Cascade Corporation Convertible Preferred Stock, Series D (ESOP).

Please sign exactly as name appears below. When signing as an attorney, executor, administrator, trustee, or guardian, give full title as such. When signing as a corporation, sign in full corporate name by an authorized officer.

STATE STREET BANK AND TRUST COMPANY, as          5,728,456 Shares
trustee for the Boise Cascade Corporation
Savings and Supplemental Retirement Plan and Employee Stock Ownership Plan.




Date:  April ___, 1997


Signature of Trustee _____________________________________



Forward this form to Corporate Election Services,
P.O. Box 1150, Pittsburgh, PA 15230-9954